Income Tax - Schedule of Effective Income Tax Rate Reconciliation (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Schedule of Effective Income Tax Rate Reconciliation [Line Items]
Computed expected income tax expenses at the PRC tax rate of 25%	$ 7,791	$ 9,431	$ 11,319
Effect of:
Tax rate differential for non-PRC entities	(1,387)	(134)	(2,928)
Preferential tax rate	(509)	(44)	(31)
Net operating loss carryforwards expired	12	933	6
Change in unrecognized tax benefits	254	232	38
Non-deductible expenses	2	2	4
Non-taxable offshore profit in Hong Kong S.A.R	(4,593)	(6,148)	(6,140)
Special tax adjustment in the PRC	3,263	5,589	5,582
Others	777	(435)	24
Change in valuation allowance on deferred tax assets	1,582	(958)	(54)
Total	$ 7,192	$ 8,468	$ 7,820